SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 22 – SUBSEQUENT EVENTS

PRC Legal Proceedings

In January 2019, another individual who claimed to be a strategic investor of Guizhou Taibang brought a lawsuit against Guizhou Taibang, requesting to register her alleged ownership interest in Guizhou Taibang with the local Administration for Market Regulation (“AMR”, formerly known as the Administration of Industry and Commerce). The plaintiff alleged that she entered into an Equity Purchase Agreement with Guizhou Taibang in May 2007, according to which she paid RMB11,200,000 (approximately $1,631,840) to Guizhou Taibang in exchange for approximately 4.71% of Guizhou Taibang’s equity interests.

The plaintiff and Guizhou Taibang are scheduled to exchange evidence on March 20, 2019. The Company does not expect the plaintiff to prevail in this trial, but the Company cannot assure that the final outcome will be in favor of Guizhou Taibang.

Extension to Previously Announced Share Repurchase Program

On March 4, 2019, the Board of Directors of the Company approved the extension to the Company’s previously authorized $100 million share repurchase program for another six months until October 31, 2019. The Company’s repurchases may be made from time to time on the open market at prevailing market prices, in negotiated transactions off the market, in block trades or through other legally permissible means. The timing and extent of any purchases will depend upon market conditions, the trading price of its shares and other factors, and are subject to the restrictions relating to volume, price and timing under applicable law.